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                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934


Check the appropriate box:

[X] Preliminary Information Statement      [ ] Confidential, for Use of the
[ ] Definitive Information Statement           Commission Only (as permitted
                                               by Rule 14c-5(d)(2)

                      CTC COSMETICS HOLDINGS COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

         NOT APPLICABLE

(2) Aggregate number of securities to which transaction applies:

         NOT APPLICABLE

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         NOT APPLICABLE

(4) Proposed maximum aggregate value of transaction:

         NOT APPLICABLE

(5) Total fee paid:

         NOT APPLICABLE

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No:
         (3)  Filing Party:
         (4)  Date Filed:





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                      CTC COSMETICS HOLDINGS COMPANY, INC.
                        129 FRONT STREET, PENTHOUSE SUITE
                             HAMILTON, HM 12 BERMUDA


                    NOTICE OF THE TAKING OF CORPORATE ACTION
                      WITHOUT A MEETING BY WRITTEN CONSENT


Notice is hereby given that on September 18, 2000, a resolution was adopted by consent of the majority shareholder of CTC Cosmetics Holdings Company, Inc., a Delaware corporation ("CTC" or the "Company"),Voyager Select IPO Fund, Ltd., a Bermuda corporation, as holder of approximately 61.3% of the outstanding capital stock of the Company, acting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to the resolution the Company will file an amendment to its Certificate of Incorporation which will effectuate a name change to Combine Corp.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holder of a majority of the outstanding Common Stock of the Company. The Board of Directors is not soliciting your proxy in connection with the adoption of this resolution and proxies are not requested from stockholders. The resolution will not become effective before the date which is 21 days after this Information Statement was first sent to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholder of the Company.

The Information Statement is first being mailed to stockholders of the Company on or about October 1, 2000. Only stockholders of record at the close of business on September 18, 2000 will be entitled to receive the Information Statement.


                                By Order of the Board of Directors



                               /s/ Paul D. Lemmon
                                -----------------------------------
                                Paul D. Lemmon, Secretary

October 1, 2000


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



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                      CTC COSMETICS HOLDINGS COMPANY, INC.
                        129 FRONT STREET, PENTHOUSE SUITE
                             HAMILTON, HM 12 BERMUDA



                                CONSENT STATEMENT


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY


We are sending you this Information Statement to inform you of the adoption of the resolution on September 18, 2000 by consent of the majority shareholder of the Company, Voyager Select IPO Fund, Ltd., a Bermuda corporation ("Voyager" or "Majority Stockholder"), as holder of 160,000 shares of the Corporation's common stock, par value $.004 per share (the "Common Stock")or approximately 61.3% of the outstanding capital stock of CTC Cosmetics Holdings Company, Inc. (the "Company"), acting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to such resolution, the Company will, file an amendment to its Certificate of Incorporation which will effect a name change to Combine Corp. The amendment to our Certificate of Incorporation will become effective upon filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State which filing will be accomplished 21 calendar days after the date of mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of this resolution and proxies are not requested from shareholders. Since the Majority Stockholder owns more than fifty percent of the outstanding Common Stock entitled to vote thereon, the name change to Combine Corp. has been approved by the necessary vote of stockholders. Accordingly, the Company is not seeking written consents from any of its other stockholders. Please be advised, therefore, that this is only an Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being sent or given to stockholders on October 1, 2000. Record holders of the Common Stock at the close of business on September 18, 2000, are entitled to receive a copy of this Information Statement. On September 18, 2000, there were 261,687 shares of Common Stock outstanding which constitute the only voting securities of the Company.

The Company will pay the expenses of furnishing this Consent Statement, including the cost of preparing, assembling, and mailing this Consent Statement.

ACTION BY WRITTEN CONSENT

Pursuant to Section 228 of the Delaware General Corporation Law ("DGCL"), any action which may be taken at any meeting of the Stockholders may also be taken without a meeting and without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of Common Stock of the Company of Voyager are sufficient to approve the proposed corporate action) and delivered to the Company.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO COMBINE CORP.

General
-------

On September 18, 2000 the Board of Directors approved an Amendment to the Company's Certificate of Incorporation to change the Company's name to Combine Corp. to reflect the new direction of the Company's business. Also, on September 18, 2000, the holder of a majority of shares entitled to vote consented to a resolution pursuant to Section 228 of the General Corporation Law of the State of Delaware, approving an Amendment to the Company's Certificate of Incorporation.

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The name change to Combine Corp. will become effective on the date of filing of the Amendment to the Company's Certificate of Incorporation (the "Effective Date") and the Stockholders will be notified on or after the Effective Date that the name change to Combine Corp. has been affected.

The Board of Directors reserves the right, notwithstanding the Majority Stockholder's approval and without further action by the Stockholders, not to proceed with the name change to Combine Corp., if, at any time prior to filing the amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the name change to Combine Corp. is no longer in the best interests of the Company and its stockholders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS. The following table sets forth the beneficial ownership of the Company's Common Stock, as of September 18, 2000, by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each current and nominee director and officer of the Company, and (iii) all current directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. An asterisk denotes beneficial ownership of less than 1%.

                                          Amount of
Name and                                  Beneficial                Percent of
Address                                   Ownership                   Class
--------                                  ----------              --------------

Voyager Select IPO Fund, Ltd. (1)         160,000 (1)                61.3%

Andrew K. Proctor (2)                           0 (2)                  0%
Chief Financial Officer and Director

Paul D. Lemmon (3)                              0 (3)                  0%
Vice President, Secretary and Director

Riccardo W. Cannaviello (4)                     0                      0%
President and Director

Paul K.W. Tso (5)                          51,273                    19.6%
Former Chairman of the Board
of Directors and Chief Executive
  Officer

Mark K.W. Lee (5)                          13,977                  5.35%
Former Vice-Chairman, President
and Secretary

Li Wai Zen, Former Director (5)                 0                      0%

Shaw Shui, Former Director (5)                  0                      0%

Hao Kwoi Fong, Former Director (5)              0                      0%

All Current Directors and Officers
as a Group (3 persons)                          0                      0%
-------------------------------

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As used in this table, "beneficial ownership" is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(1) The address for Voyager is 129 Front Street, Penthouse Suite, Hamilton, HM 12 Bermuda.
(2)(3) Messrs. Proctor and Lemmon are the Managing Directors of Voyager. They both disclaim any beneficial ownership of the Common Stock of the company held by Voyager.
(4)      C/o 129 Front Street, Penthouse Suite, Hamilton, HM 12 Bermuda.
(5) The address of this person is No. 80 Liu Tuang Road Pudong, Shanghai, China. Each of the former officers and/or directors has been removed from their respective offices on February 22, 2000.

The percentage of beneficial ownership is based upon 261,687 shares of Common Stock outstanding as of September 18, 2000.

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EXECUTIVE COMPENSATION

There is no information available as to what cash compensation was paid by the Company to its present executive officers, and whether such compensation exceeded $100,000 per fiscal year.

COMPENSATION OF DIRECTORS

There is no information available as to whether any of the Company's current directors received any type of compensation in conjunction with their services as directors.


EXHIBITS

EXHIBIT I         Amendment to Certificate of Incorporation



                                        6



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                            CERTIFICATE OF AMENDMENT

                                       OF

      CERTIFICATE OF INCORPORATION OF CTC COSMETICS HOLDINGS COMPANY, INC.

        (Pursuant to Section 242 of the Delaware General Corporation Law)


The undersigned, Riccardo W. Cannaviello, being the President and Paul D. Lemmon, being the Secretary of CTC Cosmetics Holdings Company, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation is hereby amended pursuant to Section 242(a)(1) of the General Corporation Law of the State of Delaware by amending Article I as follows:

                                    ARTICLE I

                  The name of the corporation is COMBINE CORP.

         2. The foregoing Amendment to the Certificate of Incorporation was first authorized by the Board of Directors and subsequently duly adopted by the consent in writing of the stockholders holding a majority of the Corporation's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         3. In accordance with Section 228 of the General Corporation Law of the State of Delaware, a written notice of the corporate action taken by the majority of the stockholders has been given to all stockholders of record of the Corporation who have not consented in writing.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of ________________, 2000 and DO HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.



                                            /s/ Riccardo W. Cannavielo
                                            ------------------------------------
                                            Riccardo W. Cannavielo, President



                                            /s/ Paul D. Lemmon
                                            ------------------------------------
                                            Paul D. Lemmon, Secretary

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